UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2018

New Mountain Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

Wells Facility Joinder

On December 13, 2018, the Company’s wholly-owned subsidiary, New Mountain Finance Holdings, L.L.C., as the borrower (the “Wells Facility Borrower”), entered into a Joinder Supplement (the “Wells Facility Joinder”) to add TIAA, FSB (the “New Lender”) as a new lender under its secured revolving credit facility with Wells Fargo Bank, National Association, as the administrative agent (the “Wells Facility”). After giving effect to the Wells Facility Joinder, the aggregate commitments of the lenders under the Wells Facility equals $615,000,000.  The Wells Facility continues to have a revolving period ending on October 24, 2020, and will still mature on October 24, 2022.

The description above is qualified in its entirety by reference to the copy of the Wells Facility Joinder, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference thereto.

Deutsche Bank Facility

On December 14, 2018 (the “Effective Date”), the Company’s newly formed wholly-owned subsidiary, New Mountain Finance DB, L.L.C., as the borrower (the “DB Facility Borrower”), entered into a secured revolving credit facility with Deutsche Bank AG, New York Branch (“Deutsche Bank”) pursuant to a Loan Financing and Servicing Agreement (together with the exhibits and schedules thereto, the “DB Facility Agreement” and the secured revolving credit facility thereunder, the “DB Facility”), by and among the DB Facility Borrower, the Company, as equityholder and servicer, the lenders from time to time party thereto, Deutsche Bank, as the facility agent (the “Facility Agent”), the other agents from time to time party thereto and U.S. Bank National Association, as collateral agent and collateral custodian.  Any capitalized terms used but not defined below shall have their respective meanings as defined in the DB Facility Agreement.

As of the Effective Date, the Facility Amount and the commitment of Deutsche Bank (the sole lender as of such date) is $100,000,000.  With the consent of the Facility Agent (which may be made subject to conditions), Deutsche Bank and the DB Facility Borrower may in the future agree to increase the commitments and the Facility Amount by up to $200,000,000 or add additional lenders.  The lenders under the DB Facility will make advances to the DB Facility Borrower during a revolving period (the “Revolving Period”) that will expire on December 14, 2021, provided that the Revolving Period may be extended with the consent of the lenders and may also terminate early if an event of default or other adverse events, specified in the DB Facility Agreement, occur.  The maturity date for the DB Facility is December 14, 2023.

Advances will be made under the DB Facility pursuant to a Borrowing Base, which utilizes the following advance rates for eligible collateral loans:  (a) for a First Lien Loan, 75%, (b) for a Multiple of Revenue Recurring Loan, 70%, (c) for a first in last out (FILO) Loan with an attaching Leverage Multiple that (i) exceeds 2.0x and is equal to or less than 2.5x, 50%, (ii) exceeds 1.5x and is equal to or less than 2.0x, 55% or (iii) exceeds 1.25x and is equal to or less than 1.5x, 60%, (d) for a Second Lien Loan, 40%, or (e) otherwise, 40%.  The advance rates are converted into a weighted average advance rate that is multiplied by the aggregate principal balance of the eligible loans in the pool, with the principal balance of each loan being adjusted based on a discount factor assigned by the Facility Agent and, if purchased for less than 97%, its purchase price.  The Borrowing Base is also limited by a Maximum Portfolio Advance Rate that ranges from 45% to 67.5% depending on the collateral pool’s diversity score and whether or not non-first lien loans exceed 25% of the pool.

The advances under the DB Facility accrue interest at a per annum rate equal to the Applicable Margin plus the lender’s Cost of Funds Rate.  The “Applicable Margin” is equal to 2.85% during the Revolving Period and then increases by 0.20%, and is further increased by 2.00% during an Event of Default.  The “Cost of Funds Rate” for a conduit lender is the lower of its commercial paper rate and the Base Rate plus 0.50%, and for any other lender is the Base Rate.  The “Base Rate” is the three-months LIBOR Rate but may become an alternative base rate based on Deutsche Bank’s base lending rate if certain LIBOR disruption events occur.  The DB Facility Borrower also pays an undrawn fee on the unused portion of the Facility Amount.

The DB Facility Agreement contains certain customary affirmative and negative covenants. However, the covenants are generally not tied to mark to market fluctuations in the prices of the DB Facility Borrower’s investments.  The DB Facility is collateralized by all of the assets of the DB Facility Borrower, including the commercial loans acquired by the DB Facility Borrower from time to time and collections thereon.  Such collections are applied on a monthly basis to facility expenses, interest and fees pursuant to a waterfall set forth in the DB Facility.  In certain cases, excess collections may be distributable to the Company, or if certain tests are not met, excess collections may instead be applied to reduce advances.

The DB Facility is generally non-recourse to the Company.  However, the Company, in its capacity as servicer, has certain indemnification obligations under the DB Facility Agreement.  In addition, on the Effective Date, the Company, as seller, and the DB Facility Borrower, as purchaser entered into a Sale and Contribution Agreement (the “Sale Agreement”) providing for the sale and/or contribution from time to time of commercial loans to the DB Facility Borrower.  If certain representations made by the Company as to the transferred assets prove to be incorrect, the Company may be required to repurchase such assets.  The Company is also subject to indemnification obligations for its acts and omissions under the Sale Agreement.

The description above is qualified in its entirety by reference to: (i) the copy of the DB Facility Agreement, which is filed as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference thereto; and (ii) the copy of the Sale Agreement, which is filed as Exhibit 10.3 to this current report on Form 8-K and is incorporated herein by reference thereto.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits

(a)         Not applicable.

(b)         Not applicable.

(c)          Not applicable.

(d)         Exhibits.

Exhibit No.

10.1                        Form of Joinder Supplement, dated as of December 13, 2018, by and among TIAA, FSB, New Mountain Finance Holdings, L.L.C., as the borrower, and Wells Fargo Bank, National Association, as the administrative agent.

10.2                        Form of Loan Financing and Servicing Agreement, dated as of December 14, 2018, by and among New Mountain Finance DB, L.L.C., New Mountain Finance Corporation, as equityholder and servicer, the lenders from time to time party thereto, Deutsche Bank, as the facility agent, the other agents from time to time party thereto and U.S. Bank National Association, as collateral agent and collateral custodian.

10.3                        Form of Sale and Contribution Agreement, dated as of December 14, 2018, between New Mountain Finance Corporation, as seller, and New Mountain Finance DB, L.L.C., as purchaser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: December 19, 2018	By:	/s/ Karrie J. Jerry
		Name:	Karrie J. Jerry
		Title:	Corporate Secretary